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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 3, 2007

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                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

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         NEW YORK                        1-7657                  13-4922250
(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation or               File Number)           Identification No.)
     organization)

    200 VESEY STREET, WORLD FINANCIAL CENTER
              NEW YORK, NEW YORK                                    10285
    (Address of principal executive offices)                      (Zip code)

     Registrant's telephone number, including area code: (212) 640-2000

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

     On November 30, 2006, American Express Company (the "Company") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among the Company; Cove Acquisition Sub, Inc., a wholly owned subsidiary of the Company; Harbor Payments, Inc. ("Harbor"); Oak Investment Partners XI, Limited Partnership and Oak Associates, LLC, pursuant to which the Company agreed to acquire Harbor (the "Merger"). On December 31, 2006, the Company completed the Merger. Under the terms of the Merger Agreement, the former Harbor stockholders received unregistered common shares of the Company (the "Merger Shares").

     On January 3, 2007, the Company intends to file a prospectus supplement with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b) of the Securities Act of 1933, as amended, with respect to its automatic shelf registration statement on Form S-3 (No. 333-138032) (the "Registration Statement") to register the resale of up to 1,892,228 of the Merger Shares by the selling shareholders from time to time.

     The  Company  is filing a legal  opinion  attached  hereto as  Exhibit  5.1
regarding  the  legality  of  the  common  shares   covered  by  the  prospectus
supplement, to be incorporated by reference into the Registration Statement.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (d)   Exhibits

           The following exhibit is attached hereto and filed herewith.

EXHIBIT NO.           DESCRIPTION

    5.1            Opinion of Counsel.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 3, 2007




                                        AMERICAN EXPRESS COMPANY



                                        By:  /s/ Stephen Norman
                                           -------------------------------------
                                             Stephen Norman
                                             Secretary

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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION

    5.1            Opinion of Counsel.